Exhibit 32.1

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of E Med Future, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2003 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, the undersigned, being the Chief Executive Officer and the Executive Vice President (principal financial officer), respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2003	/S/ ROBERT J. OCHSENDORF
Robert J. Ochsendorf
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: August 13, 2003	/S/ D. DANE DONOHUE
D. Dane Donohue
EXECUTIVE VICE PRESIDENT
(principal financial officer)